EXHIBIT 10.29

TERMINATION AND CONSENT

     This Termination and Consent is executed and delivered by the undersigned as of March 16, 2005 with reference to (A) that certain Stockholders Agreement, dated as of May 13, 2004 (the “Stockholders Agreement”), by and among GCA Holdings, Inc., a Delaware corporation to be renamed Global Cash Access Holdings, Inc. (the “Company”) and each of the Stockholders (as defined in the Stockholders Agreement) listed on the signature pages thereto, and (B) that certain Investor Rights Agreement, dated as of May 13, 2004 (the “Investor Rights Agreement”), by and among the Company and each of the persons listed on the Schedule of Investors attached thereto.

     The undersigned hereby agree to waive the restrictions set forth in Section 1D(xi) of the Investor Rights Agreement with respect to an Employment Agreement between Global Cash Access, Inc., a Delaware corporation and wholly-owned subsidiary of the Company, and Kirk Sanford, provided that the form of such Employment Agreement is unanimously approved by the Board of Directors of the Company.

     The undersigned hereby agree that effective upon the consummation an underwritten initial public offering and sale by the Company of its Common Stock to the public pursuant to an effective registration statement under the Securities Act of 1933, as amended, Section 1G of the Investor Rights Agreement shall be terminated and of no further force or effect.

     The undersigned hereby agree that effective upon the consummation an underwritten initial public offering and sale by the Company of its Common Stock to the public pursuant to an effective registration statement under the Securities Act of 1933, as amended, Section 12 of the Stockholders Agreement shall be terminated and of no further force or effect.

     This Termination and Consent embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

     This Termination and Consent shall bind and inure to the benefit of and be enforceable by the Company and each Stockholder and their successors and assigns.

     This Termination and Consent may be executed in multiple counterparts (including by means of telecopied signature pages), each of which shall be an original and all of which taken together shall constitute one and the same agreement.

     All issues and questions concerning the construction, validity, enforcement and interpretation of this Termination and Consent shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

* * * * *

     IN WITNESS WHEREOF, the parties hereto have executed this Termination and Consent on the day and year first above written.

GCA HOLDINGS, INC.

By:	/s/ Kirk Sanford

Its:	President

M&C INTERNATIONAL

By:	/s/ Robert Cucinotta

Its:	Secretary

BANK OF AMERICA CORPORATION

By:	/s/ Karen A. Gosnell

Its:	Senior Vice President

SUMMIT VENTURES VI-A, L.P.

By:	Summit Partners VI (GP), L.P.
Its:	General Partner

By:	Summit Partners VI (GP), LLC
Its:	General Partner

By:	/s/ Walter Kortschak

Member

SUMMIT VENTURES VI-B, L.P.

By:	Summit Partners VI (GP), L.P.
Its:	General Partner

By:	Summit Partners VI (GP), LLC
Its:	General Partner

By:	/s/ Walter Kortschak

Member

SUMMIT VI ADVISORS FUND, L.P.

By:	Summit Partners VI (GP), L.P.
Its:	General Partner

By:	Summit Partners VI (GP), LLC
Its:	General Partner

By:	/s/ Walter Kortschak

Member

SUMMIT VI ENTREPRENEURS FUND, L.P.

By:	Summit Partners VI (GP), L.P.
Its:	General Partner

By:	Summit Partners VI (GP), LLC
Its:	General Partner

By:	/s/ Walter Kortschak

Member

SUMMIT INVESTORS VI, L.P.

By:	Summit Partners VI (GP), L.P.
Its:	General Partner

By:	Summit Partners, VI (GP), LLC
Its:	General Partner

By:	/s/ Walter Kortschak

Member

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